UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 28, 2023

GSR II Meteora Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41305	87-3203989
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

418 Broadway, Suite N Albany, New York	12207
(Address of Principal Executive Offices)	(Zip Code)

(561) 532-4682

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, one warrant and one sixteenth of one right	GSRMU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	GSRM	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	GSRMW	The Nasdaq Stock Market LLC
Rights, each whole right entitling the holder to receive one share of Class A common stock	GSRMR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On June 28, 2023, GSR II Meteora Acquisition Inc. (“PubCo”) convened a special meeting of stockholders (the “Special Meeting”). As of the close of business on June 1, 2023, the record date for the Special Meeting, there was an aggregate of 15,048,269 shares of the PubCo’s common stock outstanding (consisting of 7,142,019 shares of the PubCo’s Class A common stock, par value $0.0001 per share (“Class A Common Stock”) and 7,906,250 shares of the Company’s Class B common stock, par value $0.0001 per share (“Class B Common Stock” and, together with the Class A Common Stock, the “Common Stock”), each of which was entitled to one vote with respect to the Proposals (as defined below). A total of 14,184,658 shares of Common Stock, representing approximately 94.26 % of the outstanding shares of Common Stock entitled to vote at the Special Meeting, were present in person or by proxy, constituting a quorum. The proposal listed below is described in more detail in PubCo’s definitive proxy statement dated June 16, 2023 and which was filed with the Securities and Exchange Commission on June 20, 2023 (the “definitive proxy”). The stockholders of PubCo voted on proposals to consummate the business combination (as defined below) and related transactions. A summary of the voting results at the Special Meeting is set forth below:

The Business Combination Proposal – The stockholders approved (a) the Transaction Agreement, dated as of August 24, 2022, by and among PubCo, GSR II Meteora Sponsor LLC (the “Sponsor”), Lux Vending, LLC dba Bitcoin Depot (“BT OpCo”), and BT Assets, Inc. (“BT Assets”), attached to the definitive proxy statement as Annex A-1 (as amended by the First Amendment to the Transaction Agreement, dated as of February 13, 2023, by and among PubCo, Sponsor, BT Assets and BT OpCo, attached to the definitive proxy as Annex A-2, as further amended by the Second Amendment to the Transaction Agreement, dated as of April 4, 2023, by and among PubCo, Sponsor, BT Assets and BT OpCo, attached to the definitive proxy as Annex A-3, as further amended by the Third Amendment to the Transaction Agreement, dated as of May 11, 2023, by and among PubCo, Sponsor, BT Assets and BT OpCo, attached to the definitive proxy as Annex A-4, as further amended by the Fourth Amendment to the Transaction Agreement, dated as of June 7, 2023, by and among PubCo, Sponsor, BT Assets, BT OpCo and BT HoldCo LLC, a Delaware limited liability company (“BT HoldCo”), pursuant to which BT HoldCo was joined as a party to the Transaction Agreement and attached to the definitive proxy as Annex A-5, and as it may be further amended and/or restated from time to time, the “Transaction Agreement”), and (b) approve the transactions contemplated by the Transaction Agreement (collectively, the “business combination” and such proposal, the “Business Combination Proposal”) in accordance with applicable law and exchange rules and regulations. The results of the stockholder vote with respect to the Business Combination Proposal were as follows:

For	Against	Abstain
14,145,061	39,597	0

Stockholders holding 3,686,863 shares of Class A Common Stock exercised their right to redeem such shares for a pro rata portion of the funds in the Trust Account. As a result, approximately $38,623,478.43 (approximately $10.4760 per share) will be removed from the Trust Account to pay such redeeming holders.

The Charter Proposal – The stockholders approved the adoption of the proposed second amended and restated certificate of incorporation (“Proposed Charter”) of the combined post-business combination company (also referred to herein as “PubCo”), in the form attached to the definitive proxy as Annex B, which, if approved, and assuming the Business Combination Proposal and the Nasdaq Proposal (defined below) are approved, will take effect upon the consummation of the business combination (the “Closing”) (the “Charter Proposal”). The results of the stockholder vote with respect to the Charter Proposal were as follows:

For	Against	Abstain
14,145,061	39,597	0

Class A Only:

For	Against	Abstain
6,238,586	39,596	0

The Advisory Governance Proposals- The stockholders approved the following proposals, on a non-binding advisory basis, approving certain material differences between PubCo’s existing amended and restated certificate of incorporation, as amended (“Existing Charter”) and the Proposed Charter, which are being presented separately in accordance with the requirements of the Securities and Exchange Commission as four different sub-proposals (collectively, the “Advisory Governance Proposals”):

The Advisory Governance Proposal A — The stockholders approved the change in the authorized capital stock of PubCo from 100,000,000 shares of Class A common stock, par value $0.0001 per share (“PubCo Class A common stock”), 20,000,000 shares of Class B common stock, par value $0.0001 per share (“PubCo Class B common stock”), and 1,000,000 shares of undesignated preferred stock, to 800,000,000 shares of PubCo Class A common stock, par value $0.0001 per share (which shall be entitled to one vote per share), 20,000,000 shares of PubCo Class B common stock, par value $0.0001 per share (which shall be entitled to one vote per share), 2,250,000 total shares of PubCo Class E common stock, par value $0.0001 per share, consisting of three series: 750,000 shares of PubCo Class E-1 common stock (which shall not be entitled to vote), 750,000 shares of PubCo Class E-2 common stock (which shall not be entitled to vote), 750,000 shares of PubCo Class E-3 common stock (which shall not be entitled to vote), 300,000,000 shares of PubCo Class M common stock, par value $0.0001 per share (which shall be entitled to ten votes per share), 800,000,000 shares of PubCo Class O common stock, par value $0.0001 per share (which shall be entitled to one vote per share) and 300,000,000 shares of PubCo Class V common stock, par value $0.0001 per share (which shall be entitled to ten votes per share), and 50,000,000 shares of preferred stock, par value $0.0001 per share (the “Advisory Governance Proposal A”). The results of the stockholder vote with respect to the Advisory Governance Proposal A were as follows:

For	Against	Abstain
14,145,061	39,597	0

The Advisory Governance Proposal B– The stockholders approved the elimination of provisions specific to PubCo’s status as a blank check company that will serve no purpose following the consummation of the business combination (the “Advisory Governance Proposal B”). The results of the stockholder vote with respect to the Advisory Governance Proposal B were as follows:

For	Against	Abstain
14,146,061	38,597	0

The Advisory Governance Proposal C– The stockholders approved the declassification of the board of directors of PubCo with the result being that each director will be elected annually for a term of one year (the “Advisory Governance Proposal C”). The results of the stockholder vote with respect to the Advisory Governance Proposal C were as follows:

For	Against	Abstain
14,184,658	0	0

The Advisory Governance Proposal D– The stockholders approved the requirement of the approval by affirmative vote of holders of at least 66 2/3% of the voting power of PubCo’s then-outstanding shares of capital stock entitled to vote generally at an election of directors to make any amendment to certain provisions of the Proposed Charter (the “Advisory Governance Proposal D”). The results of the stockholder vote with respect to the Advisory Governance Proposal D were as follows:

For	Against	Abstain
14,146,062	38,596	0

The Nasdaq Proposal – The stockholders approved the issuance of shares of common stock of PubCo in connection with the business combination pursuant to applicable Nasdaq Stock Market (“Nasdaq”) listing rules (the “Nasdaq Proposal”). The results of the stockholder vote with respect to the Nasdaq Proposal were as follows:

For	Against	Abstain
14,146,061	38,597	0

The Incentive Equity Plan Proposal - To approve and adopt the Bitcoin Depot Inc. 2023 Omnibus Incentive Plan in the form mutually agreed upon among BT OpCo, BT Assets and PubCo and attached to the accompanying proxy statement as Annex H (the “Incentive Equity Plan Proposal”, and together with the Business Combination Proposal, Charter Proposal, Advisory Governance Proposals and the Nasdaq Proposal, the “Proposals”). The results of the stockholder vote with respect to the Incentive Equity Plan Proposal were as follows:

For	Against	Abstain
14,144,961	39,697	0

Forward-Looking Statements

The information included herein and in any oral statements made in connection herewith include “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters, although not all forward-looking statements contain such identifying words. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics and expectations and timing related to potential benefits, terms and timing of the Business Combination. These statements are based on various assumptions, whether or not identified herein, and on the current expectations of BT HoldCo’s, BT Assets’, BT OpCo’s and the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of BT HoldCo, BT Assets, BT OpCo and the Company. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the Business Combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Business Combination or that the approval of the stockholders of the Company is not obtained; failure to realize the anticipated benefits of the Business Combination; risks relating to the uncertainty of the projected financial information with respect to the combined company; future global, regional or local economic and market conditions; the development, effects and enforcement of laws and regulations; the combined company’s ability to manage future growth; the combined company’s ability to develop new products and services, bring them to market in a timely manner, and make enhancements to its business; the effects of competition on the combined company’s future business; the amount of redemption requests made by the Company’s public stockholders; the ability of the Company or the combined company to issue equity or equity-linked securities in connection with the Business Combination or in the future; the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; and those factors described or referenced in the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2022, under the heading “Risk Factors,” and other documents of the Company filed, or to be filed, from time to time with the SEC, including the definitive proxy statement. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that none of BT HoldCo, BT Assets, BT OpCo or the Company presently knows or that BT HoldCo, BT Assets, BT OpCo and the

Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect BT HoldCo’s, BT Assets’, BT OpCo’s and the Company’s expectations, plans or forecasts of future events and views as of the date hereof. BT HoldCo, BT Assets, BT OpCo and the Company anticipate that subsequent events and developments will cause BT HoldCo, BT Assets’, BT OpCo’s and the Company’s assessments to change. However, while BT HoldCo, BT Assets, BT OpCo and the Company may elect to update these forward-looking statements at some point in the future, BT HoldCo, BT Assets, BT OpCo and the Company specifically disclaim any obligation to do so except as otherwise required by applicable law. These forward-looking statements should not be relied upon as representing BT HoldCo’s, BT Assets’, BT OpCo’s and the Company’s assessments as of any date subsequent to the date hereof. Accordingly, undue reliance should not be placed upon the forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 29, 2023

GSR II METEORA ACQUISITION CORP.

By:	/s/ Gus Garcia
Name:	Gus Garcia
Title:	Co-Chief Executive Officer